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                                                                       EXECUTION



                             JOINDER AND RIGHTS AGREEMENT

          THIS JOINDER AND RIGHTS AGREEMENT (this "AGREEMENT") is made as of October 14, 1999, by and between J.L. French Automotive Castings, Inc., a Delaware corporation (the "COMPANY") and Tower Automotive, Inc., a Delaware corporation ("TOWER").

          As of April 21, 1999, the Company and certain of the Company's stockholders entered into an investor stockholders agreement (as amended from time to time in accordance with its terms, the "STOCKHOLDERS AGREEMENT") and a registration rights agreement (as amended from time to time in accordance with its terms, the "REGISTRATION AGREEMENT").

          On the date hereof, the Company issued a Subordinated Convertible Note to Tower in the aggregate principal amount of $30,000,000 (the "CONVERTIBLE NOTE") convertible into up to 5,087.5480 shares of the Company's Class A Common Stock par value $.01 per share (the "CLASS A COMMON").

          On the date hereof the Company's stockholders have entered into a Stock Purchase Agreement whereby, among other things, such stockholders have approved an amendment to each of the Stockholders Agreement and the Registration Agreement permitting the joinder of Tower to such agreements.

          In connection with the issuance of the Convertible Note, the parties to this Agreement desire that Tower become a party to the Stockholders Agreement and Registration Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. ADDITION OF TOWER TO THE STOCKHOLDERS AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Tower shall be a party to the Stockholders Agreement and shall be considered a "STOCKHOLDER" and a holder of "COMMON STOCK" thereunder and, except as otherwise provided herein, each shall be entitled to the rights and benefits and subject to the duties and obligations of a Stockholder and a holder of Common Stock thereunder, as fully as if Tower were an original signatory thereto in such capacities.

          2. ADDITION OF TOWER TO THE REGISTRATION AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Tower shall be a party to the Registration Agreement and shall be considered an "INVESTOR" and a holder of "REGISTRABLE SECURITIES" thereunder and shall be entitled to the rights and benefits and subject to the duties and obligations of an Investor and a

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holder of Registrable Securities thereunder, as fully as if Tower were an original signatory thereto in such capacities.

          3. PRE-EMPTIVE RIGHTS. Notwithstanding anything to the contrary contained herein, Tower hereby agrees that under Article 6 of the Stockholders Agreement in respect of pre-emptive rights and for the purposes of determinating "Pro Rate Share" (as defined therein) thereunder, Tower shall be deemed to be a "Stockholder" and a holder Common Stock only with respect to those shares of Class A Common then actually held by Tower as a result of conversion of all or part of the Convertible Note.

          4. RESTRICTIVE LEGENDS. In lieu of the legend required by Article 7 of the Stockholders Agreement, each certificate evidencing shares of Class A Common acquired upon conversion of the Convertible Note (or any Company securities issued with respect to such shares) shall, until such time as such shares are no longer subject to the provisions of the Stockholders Agreement in accordance with the provisions thereof, be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 14, 1999, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR APPLICABLE STATE LAW OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF APRIL 21, 1999, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS, AS AMENDED AND MODIFIED FROM TIME TO TIME. THE SECURITIES REPRESENTED BY THIS CERTIFICATE BECAME SUBJECT TO SUCH STOCKHOLDERS AGREEMENT PURSUANT TO A JOINDER AND RIGHTS AGREEMENT DATED AS OF OCTOBER 14, 1999, BY AND AMONG THE COMPANY AND THE INITIAL HOLDER OF SUCH SECURITIES. A COPY OF EACH SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          5. CONTINUING EFFECT. Except as modified by this Agreement, the Stockholders Agreement shall continue and remain in full force and effect in accordance with their terms.

          6. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law


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or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          7. CONSENT TO AMENDMENTS. The provisions of this Agreement may be amended, modified, or waived only with the prior written consent of the Company and Tower; PROVIDED that no such amendment, modification, waiver shall in any way be construed to constitute an amendment, modification, or waiver of the Stockholders Agreement (including without limitation with respect to Tower's being a party to such agreements and the rights and obligations of Tower as a party to such agreement), which agreement may only be amended, modified, or waived in accordance with the provisions thereof.

          8. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          9. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          10. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and Tower and their respective successors and assigns, whether so expressed or not.

          11.  DESCRIPTIVE HEADINGS; INTERPRETATION; NO STRICT CONSTRUCTION.
The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Except as otherwise expressly provided herein, reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or


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burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          12. DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of  the date first written above.


                                   J.L. FRENCH AUTOMOTIVE CASTINGS, INC.


                                   By:    /s/ Thomas C. Dinolfo
                                        ---------------------------------

                                   Its:   C.F.O.
                                        ---------------------------------



                                   TOWER AUTOMOTIVE, INC.


                                   By:    /s/ Anthony A. Barone
                                        --------------------------------------

                                   Its:   V.P. and C.F.O.
                                        --------------------------------------











                       SIGNATURE PAGE TO THE JOINDER AGREEMENT

                                         S-1